EXHIBIT 10(xix)

                                                  CONFORMED


              AMENDMENT TO SHAREHOLDER AGREEMENT


         This Amendment Agreement (the "Amendment") is made as of February 2, 1994, by and among Guaranty National Corporation, a Colorado corporation ("Guaranty"), Orion Capital Corporation, a Delaware corporation ("Orion"), and the wholly owned subsidiaries of Orion (the "Selling Shareholders") listed on Schedule 1 to the Shareholder Agreement dated as of November 7, 1991 (the "Shareholder Agreement"), among Guaranty, Orion and the Selling Shareholders.

         WHEREAS, the parties have determined that it would be in their mutual best interests to provide for a further increase in the number of independent directors of Guaranty,

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements, and subject to the terms and considerations set forth herein, the parties hereto agree as follows:

         1. Section 1.1(b) of the Shareholder Agreement is hereby amended so as to provide in the end of the first sentence thereof that "the Board of Directors of Guaranty shall consist of ten members." Clause (iii) of the second sentence thereof is hereby amended to provide that the Board of Directors of Guaranty shall include "up to five nominees . . . mutually agreeable to Orion and Guaranty . . ."
         2. Except as expressly provided herein, the Shareholder Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto duly authorized thereunto, has executed this Agreement as of the day and year set forth in the heading hereof.

                                GUARANTY NATIONAL CORPORATION

                                By: /s/ Michael L. Pautler
                                    --------------------------
                                        Michael L.  Pautler

                                        Senior Vice President


                                ORION CAPITAL CORPORATION

                                By: /s/ Michael P. Maloney
                                    ----------------------------
                                        Michael P. Maloney

                                        Vice President

                                THE CONNECTICUT INDEMNITY COMPANY

                                CONNECTICUT SPECIALTY INSURANCE
                                COMPANY

                                DESIGN PROFESSIONALS INSURANCE
                                COMPANY

                                EMPLOYEE BENEFITS INSURANCE
                                COMPANY

                                THE FIRE & CASUALTY INSURANCE
                                COMPANY OF CONNECTICUT

                                SECURITY INSURANCE COMPANY OF
                                HARTFORD

                                SECURITY REINSURANCE COMPANY


                                By: /s/ Michael P. Maloney
                                    ---------------------------
                                        Michael P. Maloney

                                        Senior Vice President
















































                               -2-

               AMENDMENT TO SHAREHOLDER AGREEMENT

         This Amendment Agreement (the "Amendment") is made as of March 2, 1995, by and among Guaranty National Corporation, a Colorado corporation ("Guaranty"), Orion Capital Corporation, a Delaware corporation ("Orion"), and the wholly owned subsidiaries of Orion (the "Selling Shareholders") listed on Schedule 1 to the Shareholder Agreement dated as of November 7, 1991 (the "Shareholder Agreement"), among Guaranty, Orion and the Selling Shareholders.

         WHEREAS, the parties have determined that it would be in their mutual best interests to provide for a further increase in the number of independent directors of Guaranty,

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements, and subject to the terms and considerations set forth herein, the parties hereto agree as follows:

         1. Section 1.1(b) of the Shareholder Agreement is hereby further amended so as to provide at the end of the first sentence thereof that ". . . the Board of Directors of Guaranty shall consist of eleven members." (Emphasis added.) The second
                 ------
sentence thereof is hereby amended to provide that "Nominees for such eleven directorships shall be designated as follows: . . .
     ------
(iii) up to six nominees shall be nominees mutually agreeable to
     ----------
Orion and Guaranty who are not (x) officers, directors or employees of Orion or its wholly-owned subsidiaries, other than
                                                      ---------
one such nominee who is a retired officer and director of Orion
- ---------------------------------------------------------------
but who is still an employee of Orion, or (y) . . ." (Emphasis
- --------------------------------------
added.)

         2.  Except as expressly provided herein, the Shareholder
Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto duly authorized thereunto, has executed this Agreement as of the day and year set forth in the heading hereof.

                                GUARANTY NATIONAL CORPORATION

                                By: /s/ Roger Ware
                                    --------------------------
                                        Roger Ware



                                ORION CAPITAL CORPORATION

                                By: /s/ Alan R. Gruber
                                    ----------------------------
                                        Alan R. Gruber

                                THE CONNECTICUT INDEMNITY COMPANY

                                CONNECTICUT SPECIALTY INSURANCE
                                COMPANY

                                DESIGN PROFESSIONALS INSURANCE
                                COMPANY

                                EMPLOYEE BENEFITS INSURANCE
                                COMPANY

                                THE FIRE & CASUALTY INSURANCE
                                COMPANY OF CONNECTICUT

                                SECURITY INSURANCE COMPANY OF
                                HARTFORD

                                SECURITY REINSURANCE COMPANY


                                By: /s/ Vincent T. Papa
                                    ---------------------------
                                        Vincent T. Papa

                                        Senior Vice President

















































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